UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  September 5, 2008

Healthaxis Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

0-13591	23-2214195
(Commission File Number)	(IRS Employer Identification No.)

7301 North State Highway 161, Suite 300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01:  Entry into a Material Definitive Agreement.

On September 5, 2008, Healthaxis Inc. (the “Company” or “Healthaxis”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Outsourcing Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and BPO Management Services, Inc., a Delaware corporation (“BPOMS”), providing for the merger of Merger Sub with and into BPOMS (the “Merger”).  The full text of the Merger Agreement is filed herewith as Exhibit 2.1.  In connection with the Merger, the Company will issue shares of its common stock (“Common Stock”) and shares of a new series of preferred stock, designated as Healthaxis Series B Convertible Preferred Stock (“Series B Preferred Stock”), in exchange for the outstanding stock and certain warrants held by BPOMS securityholders (the “Merger Stock Issuance”).  The Company has also agreed with BPOMS that all BPOMS options and certain warrants will henceforth be exercisable for shares of the Company’s Common Stock.  Based on the fixed exchange ratios contained in the Merger Agreement, it is expected that immediately following the closing of the Merger, current BPOMS securityholders will own approximately 80% of the Company and current Healthaxis securityholders will own approximately 20% of the Company, on a fully-diluted basis.  Following the Merger, current BPOMS preferred stockholders will through their ownership of Healthaxis Series B Preferred Stock hold a liquidation preference of $0.84 per share.  The surviving public company will be re-named “BPO Management Services, Inc.”

Each of Healthaxis and BPOMS has made various representations, warranties and covenants to the other in the Merger Agreement, including, among others, not to (a) solicit proposals relating to alternative business combination or acquisition transactions or (b) subject to certain exceptions which permit each respective company’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or provide confidential information in connection with, alternative business combination or acquisition transactions. Subject to certain exceptions that permit each company’s board of directors to comply with its fiduciary duties, the Company’s board of directors has agreed to recommend that its stockholders vote in favor of the Merger Stock Issuance, as contemplated by the Merger Agreement.  The Merger Agreement also includes covenants pertaining to the operation of each company’s business and other matters between execution of the Merger Agreement and the closing of the Merger.  Finally, the Merger Agreement contemplates that BPOMS will enter into an employment agreement with each of the top four members of Healthaxis management, which employment agreements will become effective upon the closing of the Merger.

Consummation of the Merger is subject to various conditions, including, among others, the completion of certain pre-merger steps by both Healthaxis and BPOMS (as described below), the approval of the transactions contemplated by the Merger Agreement by the stockholders of both Healthaxis and BPOMS, and the absence of certain legal impediments to consummation of the Merger.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, Healthaxis or BPOMS (as the case may be) may be required to pay the other a termination fee equal to $500,000.

HealthAxis Pre-Merger Steps

As a condition to the closing of the Merger, the Company is required to complete the following pre-merger steps:

(1)                                  the termination of agreements entered into, and warrants issued to, Tak Investments, Inc., a significant Healthaxis stockholder, in connection with Tak Investments, Inc.’s investment in the Company in May 2005 (see Exhibit 10.1 filed herewith),

(2)                                the conversion of all shares of Healthaxis Series A Convertible Preferred Stock that are currently outstanding (the “Series A Preferred Stock”) into shares of Common Stock, the termination of a warrant issued to LB I Group, Inc., and the termination of the agreements entered into with LB I Group Inc. and the other former holders of the Series A Preferred Stock (see Exhibit 10.2 filed herewith),

(3)                                the termination of a warrant held by Lewis Opportunity Fund, L.P., a significant Healthaxis stockholder (see Exhibit 10.3 filed herewith),

(4)                                the amendment of the Remote Resourcing Agreement with Healthcare BPO Partners, L.P. (an affiliate of Tak Investments, Inc.) to provide for an extension of the outsourcing arrangement for a period of 7 years following the closing of the Merger and to provide for a limited business volume guarantee (see Exhibit 10.4 filed herewith),

(5)                                the creation of a new series of preferred stock, to be designated the “Series B Convertible Preferred Stock” (see the form of Certificate of Designation for such new series of preferred stock filed herewith as Exhibit 10.5),

(6)                                the authorization and approval of an additional 3,000,000 shares of Common Stock (without giving effect to the reverse split referenced below) to the Healthaxis Inc. 2005 Stock Incentive Plan (or a new Healthaxis plan),

(7)                                the effectuation of a reverse split of the Company’s shares of Common Stock, and

(8)                                the change of the Company’s corporate name to “BPO Management Services,  Inc.”

BPOMS Financing and Pre-Merger Steps

On or about April 25, 2008, BPOMS completed a private placement financing generating $5.6 million of proceeds.  Under the terms of the Merger Agreement, BPOMS is permitted to pursue an additional private placement financing of up to $3.0 million.  Healthaxis understands that no determination has yet been made as to whether any such financing will be pursued, and if so, on what terms.  The terms of any such private placement financing that is pursued prior to the closing of the Merger will be subject to the approval of Healthaxis.

Prior to the execution of the Merger Agreement, BPOMS completed the following pre-merger steps:  (1) the simplification of its capital structure and (2) increasing the number of options issuable pursuant to the amended BPOMS 2007 Stock Incentive Plan to purchase BPOMS Common Stock, some or all of which may, at the discretion of the board of directors of BPOMS, be granted to certain employees, directors and advisors of BPOMS prior to closing of the Merger at exercise prices to be established as of the dates of such grants.

Terms of New Series B Convertible Preferred Stock

The holders of the new Healthaxis Series B Preferred Stock would be entitled to receive dividends pari passu with dividends paid to holders of Company Stock.  Dividends would be payable in cash upon a conversion, or in shares of Common Stock if certain conditions are met.  Dividends would be payable upon a preferred stock redemption, the liquidation of the Company and upon other fundamental changes.

The holders of Series B Preferred Stock would not be entitled to general voting rights.  However, for so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock would be entitled to vote as a class, and therefore have veto rights on the sale of the Company, changes in capitalization, repurchases of stock, and other matters.  For so long as a specified number of shares of Series B Preferred Stock are outstanding, the holders of Series B Preferred Stock would have the right to elect one director.

Upon liquidation, the holders of Series B Preferred Stock would be entitled to receive $0.84 per share prior to the receipt of any value by the holders of the Company’s Common Stock or other junior stock.  The holders of Series B Preferred Stock would also be entitled to a preferential redemption equal to the liquidation preference amount plus dividends in the event of a “major transaction” or a “triggering event,” as defined in the Certificate of Designation relating to the Series B Preferred Stock.

Holders of Series B Preferred Stock would be able to convert their shares into shares of Common Stock at any time.  Initially, the Series B Preferred Stock would convert on a one-to-one basis, subject to adjustment.

The Series B Preferred Stock would be redeemable by the Company and at the option of the holders in certain circumstances.

Exempt Issuance of Merger Securities

It is expected that the securities to be issued by the Company as consideration in the Merger (the “Merger Securities”)  will be issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.  In this regard, the Company expects to pursue approval of the terms of the Merger through a California fairness hearing, which approval, if obtained, would provide an exemption from the registration requirements of the Securities Act of 1933.  Pursuant to such exemption, the Merger Securities would not be considered “restricted securities” for purposes of Rule 144 promulgated under the Securities Act of 1933.

Listing on Nasdaq Capital Market

In accordance with the rules of The Nasdaq Stock Market, the Merger will be deemed a “reverse merger” because the Company will be combining its operations with the operations of a non-Nasdaq entity and will experience a “change of control.”  As a consequence, in order to retain its listing on the Nasdaq Capital Market, the Company is required to submit an Initial Listing Application and satisfy the “initial listing standards” of the Nasdaq Capital Market.  At this time, it is not clear whether the Company can satisfy these standards.  Obtaining the listing is not a condition to closing the Merger.

The foregoing description of the Merger Agreement and other documents referenced herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement and such other documents, which are filed as Exhibits hereto.  The Merger Agreement and other documents are included to provide investors and security holders with information regarding the terms of the Merger and related transactions. The Merger Agreement and such other documents are not intended to provide any other factual information about the Company or the other parties thereto. The Merger Agreement contains representations and warranties the parties thereto made to each other and are solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Company agrees to furnish supplementally a copy of any omitted disclosure schedule to the Merger Agreement to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This report contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed Merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions.  Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements.  The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and exceptions discussed.  For instance, although BPOMS and Healthaxis have signed an agreement to merge, there is no assurance that they will complete the proposed merger.  The merger agreement will terminate if the companies do not receive necessary approvals from BPOMS’ stockholders and Healthaxis’ stockholders or if either BPOMS or Healthaxis fails to satisfy other conditions to closing.  Other risks and uncertainties to which the companies are subject are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption “Risk Factors” and elsewhere, including, without limitation, in BPOMS’ Annual Report on Form 10-KSB for the year ended December 31, 2007 and subsequent Quarterly Reports on Forms 10-QSB and 10-Q, and in Healthaxis’ Annual Report on Form 10-K for the year ended December 31, 2007 and subsequent Quarterly Reports on Form 10-Q.  Copies of BPOMS’ and Healthaxis’ filings with the SEC can be obtained on their websites, or at the SEC’s website at www.sec.gov.  One or more of these factors have affected, and could affect BPOMS’ and Healthaxis’ business and financial results in future periods, and could cause actual results related to the Merger to differ materially from plans and projections.  Any forward-looking statement is qualified by reference to these risks, uncertainties and factors.  Forward-looking statements speak only as of the date of the documents in which they are made.  These risks, uncertainties and factors are not exclusive, and the Company undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this report, except as required by law.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting the Company by mail at 7301 North State Highway 161, Suite 300, Irving, TX 75039, Attn: Ron Herbert, or by telephone at (972) 443-5000. In addition, documents filed with the SEC by the Company are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of the Company’s management and employees in the proposed transaction will be included in the Company’s proxy statement described above. Information regarding the Company’s directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007. This document is available free of charge at the SEC’s website at www.sec.gov and from the Company as described above.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit	Description

2.1	Agreement and Plan of Merger dated September 5, 2008, by and among Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc.

10.1	Healthaxis/Tak Termination Agreement dated September 5, 2008, by and between Healthaxis Inc. and Tak Investments, Inc.

10.2	Healthaxis/Preferred Conversion and Termination Agreement dated September 5, 2008, by and between Healthaxis Inc. and LB I Group Inc.

10.3	Lewis Warrant Termination Agreement dated September 5, 2008, by and between Healthaxis Inc. and Lewis Opportunity Fund, L.P.

10.4	First Amendment to the Remote Resourcing Agreement dated September 3, 2008 by and between Healthaxis Inc. and Healthcare BPO Partners, L.P.

10.5	Form of Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Healthaxis Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 9, 2008

HEALTHAXIS INC.

By:	/s/ Ronald K. Herbert
Ronald K. Herbert
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger dated September 5, 2008, by and among Healthaxis Inc., Outsourcing Merger Sub, Inc., and BPO Management Services, Inc.

10.1	Healthaxis/Tak Termination Agreement dated September 5, 2008, by and between Healthaxis Inc. and Tak Investments, Inc.

10.2	Healthaxis/Preferred Conversion and Termination Agreement dated September 5, 2008, by and between Healthaxis Inc. and LB I Group Inc.

10.3	Lewis Warrant Termination Agreement dated September 5, 2008, by and between Healthaxis Inc. and Lewis Opportunity Fund, L.P.

10.4	First Amendment to the Remote Resourcing Agreement dated September 3, 2008 by and between Healthaxis Inc. and Healthcare BPO Partners, L.P.

10.5	Form of Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock of Healthaxis Inc.